UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2010

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2010, the Board of Directors (the “Board”) of Red Hat, Inc. (the “Company”), a Delaware corporation, amended and restated the Company’s by-laws (the “By-Laws”). The amendments adopted by the Board are summarized below.

Section 1.6 relating to a quorum at stockholders’ meetings was revised to conform to New York Stock Exchange Rule 452 and Listed Company Manual Section 402.08 relating to broker discretionary voting, both of which were amended in 2009.

Section 1.9 relating to action taken at stockholders’ meetings was revised to change the voting standard for the election of directors in uncontested elections from a plurality to a majority of votes cast. A director nominee in an uncontested election will be elected to the Board if the votes cast “for” a director exceed the number of votes cast “against” that director. In contested elections, the vote standard will continue to be a plurality of votes cast.

The foregoing summary is qualified by reference to the full text of the amended and restated by-laws attached hereto as Exhibit 3.1, which is incorporated by reference herein. The attached By-Laws are marked to show changes made. A clean copy of the By-Laws will be posted to the Company’s website at www.redhat.com under Company – Company Profile – Investor Relations – Corporate Governance.

In connection with the adoption of a majority voting standard for uncontested director elections, on April 21, 2010, the Board also amended and restated the Company’s Corporate Governance Guidelines, adding a director resignation policy for uncontested elections. The director resignation policy in the Corporate Governance Guidelines provides that an incumbent director who fails to receive the required number of votes for re-election in accordance with the By-Laws will tender his or her written resignation for consideration by the Board in accordance with the procedures set forth in the Corporate Governance Guidelines. The foregoing summary of the changes to the Company’s Corporate Governance Guidelines is qualified in its entirety by the full text of the Corporate Governance Guidelines, which is available at the Company’s website at www.redhat.com under Company – Company Profile – Investor Relations – Corporate Governance.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated By-Laws of Red Hat, Inc., dated April 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2010	RED HAT, INC.

	By:	/s/ Charles E. Peters, Jr.
	Name:	Charles E. Peters, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Red Hat, Inc., dated April 21, 2010